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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2002

                         COMMISSION FILE NUMBER: 1-13011

                            COMFORT SYSTEMS USA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                                        76-0484996
(State or other jurisdiction of incorporation)        (I.R.S. Employer Identification No.)


                             777 POST OAK BOULEVARD
                                    SUITE 500
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 830-9600


================================================================================

Item 2. Other Events.

         On March 1, 2002, Comfort Systems USA, Inc., a Delaware corporation ("Comfort Systems" and collectively with its subsidiaries, the "Company") completed the sale of all of the outstanding capital stock of and ownership interests in 19 of Comfort Systems' subsidiary operations to Emcor-CSI Holding Co. ("Emcor Holding"), a Delaware corporation and wholly-owned subsidiary of Emcor Group, Inc. ("Emcor"). The 19 operations that were sold posted 2001 revenues of approximately $650 million and are predominantly located in the Midwest and in the New York metropolitan area. Included in the divestiture was the Company's largest operating unit, Shambaugh and Son, based in Fort Wayne, Indiana, with 2001 revenues of approximately $247 million. Under the terms of the sale, Comfort Systems received approximately $156.25 million in cash, $7.5 million was deposited into escrow to secure contractual indemnification obligations and the settlement of a post-closing balance sheet adjustment, and Emcor Holding assumed approximately $22.5 million of principal and interest of Comfort Systems notes payable to former owners of certain of the acquired companies. The purchase price was determined by arms-length negotiation between the parties.

Item 7. Financial Statements and Exhibits.

         The following discussion should be read in conjunction with the historical consolidated financial statements of the Company and the related notes thereto included in its Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended December 31, 2001 (the "Form 10-K"). This discussion contains forward-looking statements regarding the business and industry of Comfort Systems within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current plans and expectations of the Company and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include risks set forth in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Factors Which May Affect Future Results" included in the Form 10-K.

         As discussed above, the Company sold 19 of its operations to Emcor for a total purchase price of $186.25 million, including debt assumed by Emcor of approximately $22.1 million of principal with respect to subordinated notes to former owners of certain of the divested companies. The Company expects that net of taxes, transaction costs, and escrows, approximately $160 million of this amount will be used to reduce debt. In addition, the Company expects that it will take certain steps to reduce its costs in light of the smaller size of the Company following the Emcor transaction. These reductions in operating costs are not reflected in the accompanying pro forma consolidated financial statements. The Company currently expects it will record restructuring charges of not less than $1 million, before taxes, in the first quarter of 2002.

         Under Statement of Financial Accounting Standards ("SFAS") No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" which takes effect for the Company on January 1, 2002, the operating results of units being sold as well as any gain or loss on the sale of these operations will be reported at a summary level as discontinued operations in the Company's statement of operations for the first quarter of 2002. This reporting will be separate from income statement items for ongoing operations. Based on estimates of the net assets of these operations and on estimates of transaction costs, the Company expects to realize an estimated loss on the sale of these operations of approximately $27 million in the first quarter of 2002, exclusive of tax liabilities.

         The Company also adopted SFAS No. 142 "Goodwill and Other Intangible Assets" on January 1, 2002 which introduces a more stringent framework for assessing goodwill impairment than the approach required under previous rules and which discontinues the regular charge, or amortization, of goodwill assets against income. Based upon a preliminary review of the new standards, the Company believes that it will record a non-cash, pre-tax goodwill impairment charge of between $240 million and $260 million in the first quarter of 2002 when the new standard becomes effective. In accordance with SFAS No. 142, this charge will be reflected as a cumulative effect of a change in accounting principle. Approximately $67 million of this charge relates to the operations being divested to Emcor and this portion of the estimated loss on the sale of these operations accordingly will be shown as part of the SFAS No. 142 goodwill impairment charge. The charges related to the adoption of SFAS No. 142 are not reflected in the accompanying pro forma consolidated financial statements.

         In connection with the Company's sale of operations to Emcor, the Company agreed in February 2002 to pay down debt under its revolving credit facility (the "Facility") by at least $130 million, and to reduce the size of the Facility to the lesser of $100 million or 80% of accounts receivable, net of reserves. As of March 13, 2002, the Company had $32.5 million in borrowings outstanding under the Facility as a result of using proceeds from the Emcor transaction to reduce its borrowings, and unused borrowing capacity of approximately $34.5 million under the Facility based upon the most restrictive covenant. The Company expects to make payments of taxes and other costs related to the Emcor transaction of approximately $19 million in early second quarter 2002. This would have resulted in $51.5 million outstanding under the Facility as of March 13, 2002, if these payments had been made contemporaneously with the closing of the Emcor transaction. In view of the current Facility's financial covenants and other restrictions, the Facility's January 2003 maturity, and the Company's improved creditworthiness, the Company has started the process of seeking more flexible borrowing arrangements. In connection with the reduction of the Facility's size as well as the Company's expectation of obtaining new debt arrangements as noted above, the Company expects to write off in the first and second quarters of 2002 as much as $1.2 million, before tax, of deferred arrangement fees associated with its current Facility.

         The following financial information reflects the pro forma consolidated statements of operations for the three years in the period ended December 31, 2001 and the related pro forma consolidated balance sheet as of December 31, 2001 in light of this transaction with Emcor. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2001 gives effect to the disposition as if it occurred on January 1, 2001. The unaudited pro forma consolidated balance sheet as of December 31, 2001 assumes the sale occurred on December 31, 2001. The pro forma information is based on the historical financial statements of the companies divested after giving effect to the proposed transaction and the financial statements and are not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. The pro forma consolidated financial statements have been prepared based on preliminary estimates. The pro forma financial information should be read in conjunction with the Company's historical financial statements included in its Form 10-K.

                            COMFORT SYSTEMS USA, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                          YEAR ENDED DECEMBER 31, 2001
                                 (in thousands)
                                   (Unaudited)

                                                                            COMPANIES        PRO FORMA
                                                            HISTORICAL     DIVESTED (A)    ADJUSTMENTS (C)  PRO FORMA
                                                            ----------     ------------    ---------------  ----------
CURRENT ASSETS:
    Cash and cash equivalents .........................     $   10,625      $   (6,353)     $       --      $    4,272
    Accounts receivable, gross ........................        329,123        (143,017)             --         186,106
       Less - Allowance ...............................        (13,327)          3,682              --          (9,645)
                                                            ----------      ----------      ----------      ----------
          Accounts receivable, net ....................        315,796        (139,335)             --         176,461
    Other receivables .................................          6,504            (820)             --           5,684
    Inventories .......................................         18,253          (3,254)             --          14,999
    Prepaid expenses and other ........................         17,803          (4,627)             --          13,176
    Costs and estimated earnings in excess
     of billings ......................................         33,899         (14,208)             --          19,691
    Net assets held for sale ..........................             --         183,266        (183,266)             --
                                                            ----------      ----------      ----------      ----------
         Total current assets .........................        402,880          14,669        (183,266)        234,283
PROPERTY AND EQUIPMENT, net ...........................         32,780         (13,672)             --          19,108
GOODWILL, net .........................................        438,448        (138,938)             --         299,510
OTHER NONCURRENT ASSETS ...............................          2,517          (1,192)             --           1,325
                                                            ----------      ----------      ----------      ----------
         Total assets .................................     $  876,625      $ (139,133)     $ (183,266)     $  554,226
                                                            ==========      ==========      ==========      ==========

CURRENT LIABILITIES:
     Current maturities of long-term debt .............     $       85      $      (12)     $       --      $       73
     Current maturities of notes to affiliates and
      former owners ...................................          3,624            (300)             --           3,324
     Accounts payable .................................        101,566         (43,684)          3,000          60,882
     Accrued compensations and benefits ...............         42,596         (18,880)             --          23,716
     Billings in excess of costs and estimated
      earnings ........................................         71,753         (44,980)             --          26,773
     Income taxes payable .............................          5,606              --          15,980          21,586
     Other current liabilities ........................         28,069          (4,546)             --          23,523
                                                            ----------      ----------      ----------      ----------
         Total current liabilities ....................        253,299        (112,402)         18,980         159,877
LONG-TERM DEBT, NET OF CURRENT MATURITIES .............        164,039             (27)       (156,250)          7,762
NOTES TO AFFILIATES AND FORMER OWNERS, NET OF
    CURRENT MATURITIES ................................         37,384         (21,815)             --          15,569
DEFERRED INCOME TAXES .................................          7,698          (4,773)             --           2,925
OTHER LONG-TERM LIABILITIES ...........................            384            (116)             --             268
                                                            ----------      ----------      ----------      ----------
         Total liabilities ............................        462,804        (139,133)       (137,270)        186,401
STOCKHOLDERS' EQUITY ..................................        413,821              --         (45,996)        367,825
                                                            ----------      ----------      ----------      ----------
         Total liabilities and stockholders' equity ...     $  876,625      $ (139,133)     $ (183,266)     $  554,226
                                                            ==========      ==========      ==========      ==========

     The accompanying note is an integral part of this financial statement.

                            COMFORT SYSTEMS USA, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                         COMPANIES        PRO FORMA
                                       HISTORICAL       DIVESTED (B)    ADJUSTMENTS (D)     PRO FORMA
                                      ------------      ------------    ---------------    ------------
REVENUES ........................     $  1,546,282      $   (657,886)     $         --     $    888,396
COST OF SERVICES ................        1,270,113          (547,572)               --          722,541
                                      ------------      ------------      ------------     ------------
       Gross profit .............          276,169          (110,314)               --          165,855

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES .......          212,988           (68,894)               --          144,094
GOODWILL AMORTIZATION ...........           12,084            (3,786)               --            8,298
RESTRUCTURING CHARGES ...........              238                --                --              238
                                      ------------      ------------      ------------     ------------
       Operating income .........           50,859           (37,634)               --           13,225

OTHER INCOME (EXPENSE):
    Interest expense, net .......          (21,776)           13,776               322           (7,678)
    Other .......................              573              (110)               --              463
                                      ------------      ------------      ------------     ------------
       Other expense, net .......          (21,203)           13,666               322           (7,215)
                                      ------------      ------------      ------------     ------------

INCOME BEFORE INCOME
  TAXES .........................           29,656           (23,968)              322            6,010
INCOME TAXES ....................           16,532            (9,691)              129            6,970
                                      ------------      ------------      ------------     ------------
NET INCOME (LOSS) ...............     $     13,124      $    (14,277)     $        193     $       (960)
                                      ============      ============      ============     ============

NET INCOME (LOSS) PER SHARE:
       Basic ....................     $       0.35                                         $      (0.03)
                                      ============                                         ============
       Diluted ..................     $       0.35                                         $      (0.03)
                                      ============                                         ============

SHARES USED IN COMPUTING NET
     INCOME (LOSS) PER SHARE:
       Basic ....................           37,436                                               37,436
                                      ============                                         ============
       Diluted ..................           37,499                                               37,436
                                      ============                                         ============

     The accompanying note is an integral part of this financial statement.

                            COMFORT SYSTEMS USA, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                                COMPANIES
                                              HISTORICAL       DIVESTED (B)       PRO FORMA
                                             ------------      ------------      ------------
REVENUES ...............................     $  1,591,066      $   (683,424)     $    907,642
COST OF SERVICES .......................        1,306,816          (565,325)          741,491
                                             ------------      ------------      ------------
       Gross profit ....................          284,250          (118,099)          166,151

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES ..............          225,894           (71,708)          154,186
GOODWILL AMORTIZATION ..................           12,585            (3,847)            8,738
RESTRUCTURING CHARGES ..................           25,344                --            25,344
                                             ------------      ------------      ------------
       Operating income (loss) .........           20,427           (42,544)          (22,117)

OTHER INCOME (EXPENSE):
    Interest expense, net ..............          (26,372)           15,284           (11,088)
    Other ..............................              744              (164)              580
                                             ------------      ------------      ------------
       Other expense, net ..............          (25,628)           15,120           (10,508)
                                             ------------      ------------      ------------

REDUCTIONS IN NON-OPERATING
  ASSETS AND LIABILITIES, NET ..........           (5,867)            4,772            (1,095)
                                             ------------      ------------      ------------
INCOME (LOSS) BEFORE INCOME
  TAXES ................................          (11,068)          (22,652)          (33,720)
INCOME TAX EXPENSE (BENEFIT) ...........            5,785            (9,195)           (3,410)
                                             ------------      ------------      ------------
NET INCOME (LOSS) ......................     $    (16,853)     $    (13,457)     $    (30,310)
                                             ============      ============      ============

NET INCOME (LOSS) PER SHARE:
       Basic ...........................     $      (0.45)                       $      (0.81)
                                             ============                        ============
       Diluted .........................     $      (0.45)                       $      (0.81)
                                             ============                        ============

SHARES USED IN COMPUTING NET
     INCOME (LOSS) PER SHARE:
       Basic ...........................           37,397                              37,397
                                             ============                        ============
       Diluted .........................           37,397                              37,397
                                             ============                        ============

     The accompanying note is an integral part of this financial statement.

                            COMFORT SYSTEMS USA, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                         COMPANIES
                                       HISTORICAL       DIVESTED (B)       PRO FORMA
                                      ------------      ------------      ------------
REVENUES ........................     $  1,370,035      $   (565,361)     $    804,674
COST OF SERVICES ................        1,077,329          (455,953)          621,376
                                      ------------      ------------      ------------
       Gross profit .............          292,706          (109,408)          183,298

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES .......          187,771           (65,046)          122,725
GOODWILL AMORTIZATION ...........           11,731            (3,517)            8,214
                                      ------------      ------------      ------------
       Operating income .........           93,204           (40,845)           52,359

OTHER INCOME (EXPENSE):
    Interest expense, net .......          (19,192)           10,618            (8,574)
    Other .......................               48                25                73
                                      ------------      ------------      ------------
       Other expense, net .......          (19,144)           10,643            (8,501)
                                      ------------      ------------      ------------

INCOME BEFORE INCOME
  TAXES .........................           74,060           (30,202)           43,858
INCOME TAXES ....................           31,738           (10,882)           20,856
                                      ------------      ------------      ------------
NET INCOME ......................     $     42,322      $    (19,320)     $     23,002
                                      ============      ============      ============

NET INCOME PER SHARE:
       Basic ....................     $       1.10                        $       0.60
                                      ============                        ============
       Diluted ..................     $       1.09                        $       0.59
                                      ============                        ============

SHARES USED IN COMPUTING NET
     INCOME PER SHARE:
       Basic ....................           38,561                              38,561
                                      ============                        ============
       Diluted ..................           39,699                              39,699
                                      ============                        ============

     The accompanying note is an integral part of this financial statement.

NOTE TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.       Pro Forma Adjustments

The accompanying pro forma consolidated financial statements give effect to the following pro forma adjustments necessary to reflect the sale outlined in the preceding introduction as if the transaction occurred on January 1, 2001 in the pro forma consolidated statement of operations and on December 31, 2001 in the pro forma consolidated balance sheet.

(A)      Reduction of assets and liabilities as a result of the disposition.

(B) Reduction of revenue and expenses as a result of the disposition. These amounts do not consider any allocation of corporate overhead to the companies that were divested, and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to this major change in the Company. A portion of the Company's interest expense has been allocated to the divested operations based upon the Company's net investment in these operations.

(C) Estimated reduction of the revolving credit facility from the cash proceeds of $156.25 million from the disposition and to reflect liabilities for taxes and other costs related to the transaction.

(D) Estimated reduction in interest expense as a result of debt being reduced by approximately $160 million after considering the payment of taxes and other costs related to the transaction. Interest expense was calculated using the weighted average interest rate (approximately 8.7% on the revolving credit facility and 9.75% on notes to affiliates) on the debt to be repaid and the related tax provision as a result of the reduction of the revolving credit facility.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMFORT SYSTEMS USA, INC.


                                By:          /s/ William F. Murdy
                                   -----------------------------------------
                                               William F. Murdy
                                            Chief Executive Officer

Date: March 18, 2002



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